Filed under Rule 497(k)
Registration No. 811-7725

SEASONS SERIES TRUST

Supplement to the Summary Prospectus Dated July 29, 2013

Effective immediately, for the following portfolios:

Real Return Portfolio (the “Portfolio”). In the Portfolio Summary, in the Investment Adviser section, in regard to Wellington Management Company, LLP (“Wellington Management”) the information about the current portfolio manager Anthony H. Small is deleted in its entirety. Ms. Lindsay Politi will continue to manage the Portfolio.

Please retain this supplement for future reference.

Dated:  December 23, 2013